UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report  (date of earliest event reported):  July 24, 2003

SCP POOL CORPORATION (Exact name of registrant as specified in its charter)

Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(985) 892-5521

SCP POOL CORPORATION

Item 7.		Financial Statements and Exhibits

	a.–b.	Financial statements of businesses acquired and pro forma financial information

None.

	c.	Exhibits

	Exhibit Number 99	Description

Press Release dated as of July 24, 2003, announcing the Company's second quarter earnings results.

Item 9.		Regulation FD Disclosure including information provided under Item 12,"Results of Operations and Financial Condition"

The following information is being provided under Form 8-K Items 9 and 12.

On July 24, 2003, SCP Pool Corporation, a Delaware corporation, announced its second quarter earnings results.

A copy of the press release is filed herein as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 24, 2003.

SCP POOL CORPORATION

By: /s/ Craig K. Hubbard
Craig K. Hubbard
Chief Financial Officer, Treasurer and Secretary